                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 of our report dated February 12, 1996, except for Note 10, as to which the date is May 7, 1996 on our audits of the financial statements of DiviCom, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.

San Jose, California

August 6, 1996